Exhibit 99.1

   This presentation contains forward-looking statements that involve substantial risks and uncertainties. “Forward-looking statements,” as that term is defined in the Private Securities Litigation Reform Act of 1995, are statements that are not historical facts and involve a number of risks and uncertainties. Words herein such as “may,” “will,” “should,” “could,” “would,” “expects,” “plans,” “anticipates,” “believes,” “estimates,” “projects,” “predicts,” “intends,” “potential,” “continues,” and similar expressions (as well as other words or expressions referencing future events, conditions or circumstances) may identify forward-looking statements.The forward-looking statements in this presentation are based upon the Company’s current expectations and beliefs, and involve known and unknown risks, uncertainties and other factors, which may cause the Company’s actual results, performance and achievements and the timing of certain events to differ materially from the results, performance, achievements or timing discussed, projected, anticipated or indicated in any forward-looking statements. Such risks, uncertainties and other factors include, among others, the following: failure to obtain, or delays in obtaining, regulatory approvals for ARIKAYCE outside the U.S., Europe or Japan, or for the Company’s product candidates in the U.S., Europe, Japan or other markets; failure to successfully commercialize ARIKAYCE, the Company's only approved product, in the U.S., Europe or Japan (amikacin liposome inhalation suspension, Liposomal 590 mg Nebuliser Dispersion, and amikacin sulfate inhalation drug product, respectively), or to maintain U.S., European or Japanese approval for ARIKAYCE; business or economic disruptions due to catastrophes or other events, including natural disasters or public health crises; impact of the COVID-19 pandemic and efforts to reduce its spread on the Company’s business, employees, including key personnel, patients, partners and suppliers; risk that brensocatib does not prove effective or safe for patients in ongoing and future clinical studies, including the ASPEN study; risk that treprostinil palmitil inhalation powder (TPIP) does not prove to be effective or safe for patients in ongoing and future clinical studies; uncertainties in the degree of market acceptance of ARIKAYCE by physicians, patients, third-party payors and others in the healthcare community; the Company’s inability to obtain full approval of ARIKAYCE from the U.S. Food and Drug Administration, including the risk that the Company will not successfully or in a timely manner complete the study to validate a PRO tool or the confirmatory post-marketing clinical trial required for full approval of ARIKAYCE; inability of the Company, PARI or the Company’s other third-party manufacturers to comply with regulatory requirements related to ARIKAYCE or the Lamira® Nebulizer System; the Company’s inability to obtain adequate reimbursement from government or third-party payors for ARIKAYCE or acceptable prices for ARIKAYCE; development of unexpected safety or efficacy concerns related to ARIKAYCE or the Company’s product candidates; inaccuracies in the Company’s estimates of the size of the potential markets for ARIKAYCE or its product candidates or in data the Company has used to identify physicians, expected rates of patient uptake, duration of expected treatment, or expected patient adherence or discontinuation rates; the Company’s inability to create an effective direct sales and marketing infrastructure or to partner with third parties that offer such an infrastructure for distribution of ARIKAYCE or any of the Company’s product candidates that are approved in the future; failure to obtain regulatory approval to expand ARIKAYCE’s indication to a broader patient population; failure to successfully conduct future clinical trials for ARIKAYCE, brensocatib, TPIP and the Company’s other product candidates due to the Company’s limited experience in conducting preclinical development activities and clinical trials necessary for regulatory approval and its potential inability to enroll or retain sufficient patients to conduct and complete the trials or generate data necessary for regulatory approval, among other things; risks that our clinical studies will be delayed or that serious side effects will be identified during drug development; failure of third parties on which the Company is dependent to manufacture sufficient quantities of ARIKAYCE or the Company’s product candidates for commercial or clinical needs, to conduct the Company’s clinical trials, or to comply with the Company’s agreements or laws and regulations that impact the Company’s business or agreements with the Company; the Company’s inability to attract and retain key personnel or to effectively manage the Company’s growth; the Company’s inability to successfully integrate its recent acquisitions and appropriately manage the amount of management’s time and attention devoted to integration activities; risks that the Company’s acquired technologies, products and product candidates are not commercially successful; the Company’s inability to adapt to its highly competitive and changing environment; the Company’s inability to adequately protect its intellectual property rights or prevent disclosure of its trade secrets and other proprietary information and costs associated with litigation or other proceedings related to such matters; restrictions or other obligations imposed on the Company by agreements related to ARIKAYCE or the Company’s product candidates, including its license agreements with PARI and AstraZeneca AB, and failure of the Company to comply with its obligations under such agreements; the cost and potential reputational damage resulting from litigation to which the Company is or may become a party, including product liability claims; the Company’s limited experience operating internationally; changes in laws and regulations applicable to the Company’s business, including any pricing reform, and failure to comply with such laws and regulations; inability to repay the Company’s existing indebtedness and uncertainties with respect to the Company’s ability to access future capital; and delays in the execution of plans to build out an additional third-party manufacturing facility approved by the appropriate regulatory authorities and unexpected expenses associated with those plans.The Company may not actually achieve the results, plans, intentions or expectations indicated by the Company’s forward-looking statements because, by their nature, forward-looking statements involve risks and uncertainties because they relate to events and depend on circumstances that may or may not occur in the future. For additional information about the risks and uncertainties that may affect the Company’s business, please see the factors discussed in Item 1A, “Risk Factors,” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2020 and any subsequent Company filings with the Securities and Exchange Commission (SEC).The Company cautions readers not to place undue reliance on any such forward-looking statements, which speak only as of the date of this presentation. The Company disclaims any obligation, except as specifically required by law and the rules of the SEC, to publicly update or revise any such statements to reflect any change in expectations or in events, conditions or circumstances on which any such statements may be based, or that may affect the likelihood that actual results will differ from those set forth in the forward-looking statements.

   To transform the lives of patients with serious and rare diseases      To be a globally recognized leading biotech company that empowers great people to deliver, with a profound sense of urgency and compassion, life-altering therapies to small patient populations experiencing big health problems

Building a Leading Global Biotech Company

ARIKAYCE

COMMERCIAL
Refractory MAC lung disease

PHASE 3 DEVELOPMENT
Front Line MAC lung disease

Brensocatib

PHASE 3 DEVELOPMENT
Bronchiectasis

EARLY/MID-STAGE DEVELOPMENT
Cystic Fibrosis

Other neutrophil-mediated diseases

TPIP

EARLY/MID-STAGE DEVELOPMENT
Pulmonary arterial hypertension

Pulmonary hypertension associated with interstitial lung disease

Other rare pulmonary disorders

Translational Medicine

INVESTIGATIONAL NEW DRUG ENGINE
Cell therapy technology & capabilities

Protein De-immunization | Gene Therapy | Breakthrough Manufacturing

Not for promotional use

4

   Refractory NTM: M. avium complex (MAC)Front Line Label Expansion  * In the U.S., as a condition of accelerated approval, Insmed is conducting an additional clinical study to support full approval.Full approval has been granted by the European Commission and Japan’s Ministry of Health, Labour and Welfare.  PRECLINICAL  PHASE 1  PHASE 2  PHASE 3  APPROVED              BronchiectasisCystic Fibrosis      Pulmonary Arterial Hypertension (PAH)Pulmonary Hypertension associated with Interstitial Lung Disease (PH-ILD)            Brensocatib and TPIP are investigational drug products that have not been approved for any indication in any jurisdiction.  Not for promotional use

       MAC lung disease is a rare, progressive, and chronic condition that can cause severe, permanent damage to the lungs  Symptoms often worsen over time, including chronic cough, dyspnea, fatigue, fever, weight loss, and chest pain  Caused by bacteria in the environment and is more likely to affect thosewith a history of lung conditions, like bronchiectasis or COPD            Not for promotional use    ™Prolongs release of amikacin in the lungs while limiting systemic exposure  Novel, inhaled, once-daily formulation of liposomal amikacin taken with a nebulizer

       ARIKAYCE was one of the U.S. Top 10 most successful non-oncology rare disease launches  Consistent pricing across three major territories: U.S., EU, and Japan  Approval in Japan in March 2021  Approval in Europe in late 2020  International guideline inclusion with a strong recommendation for use (1)  Not for promotional use  U.S. sNDA approval adding Culture Conversion Data Beyond 12 Months to Label(1) For adult patients with limited or no treatment options after six months of failed treatment.  European Launch is  Underway  Product Now Available and  Reimbursed in Germany,  the Netherlands, Wales,  and Scotland  Japan Launch is  Underway

     14K Diagnosed NTMPatients (2018E)*1,400 refractory MAC patients (2018E)*  125-145K Diagnosed NTM Patients (2018E)*15K-18K refractory MAC patients (2018E)*              95-115K Diagnosed NTM Patients (2019E)*12K-17K refractory MAC patients (2019E)*  *Source: Internal analysis of published NTM epidemiology, primary market research with treating HCPs, and anonymized patient level claims data in US  † European 5 comprised of France, Germany, Italy, Spain and the United Kingdom  Not for promotional use

ARIKAYCE
Front Line Program Ongoing

TRIAL SUMMARY



Screening
Adults with new MAC lung infection (n=100)
ARISE
Psychometric Validation Study
R
ARIKAYCE + AZI* + ETH*
Months 1-6
Placebo + AZI + ETH
Off Treatment**
Month 7
Key Endpoints
Adults with new MAC lung infection (n=250)
ENCORE
Double-Blind Registration PMR Trial
R
ARIKAYCE + AZI* + ETH*
Months 1-12
Placebo + AZI + ETH
Key Endpoints
Month 13
Off Treatment**
Culture Negativity Endpoint
Month 15

ARISE

Primary Objective
Demonstrate reliability, validity and responsiveness of the PRO/symptom scores

Secondary Objective
Demonstrate effect of ARIKAYCE on culture conversion, time to culture conversion

ENCORE

Primary Endpoint
Change from Baseline to Month 13 (one month off treatment) in respiratory symptom score

Key Secondary Endpoint
Proportion of subjects achieving durable culture conversion at Month 15 (3 months off treatment)

200-220 sites across ARISE and ENCORE

insmed

*Azithromycin (AZI), Ethambutol (ETH)
**Patients will be enrolled into separate open label extension study

Not for promotional use

   Brensocatib is an investigational drug product that has not been approved for any indication in any jurisdiction.

     An environmentalinsult or disease process leads to bronchial wall  destruction and dilation  Structural damage impairsprotective mucociliary clearance  Increased susceptibility to chronic bacterial infection and colonization              Persistent inflammatory response, causing lung damage  All references to bronchiectasis related to our WILLOW and ASPEN clinical studies, potential launch of brensocatib and global prevalence refer to non-cystic fibrosis bronchiectasis.

       Positive Phase 2 Data in bronchiectasis underscore potential of brensocatib    DPP1 is an enzyme that catalyzes the activation of NSPs in neutrophils when they are formed in the bone marrow  Neutrophils are the most common type of white blood cell and play an essential role in pathogen destruction and inflammatory mediation  Strong rationale for further development in neutrophil-driven inflammatory conditions  Novel once-a-day pill,  reversible inhibitor of  dipeptidyl peptidase  1 (DPP1)      Brensocatib is an investigational drug product that has not been approved for any indication in any jurisdiction.

                 Exacerbation-related hospitalizationrates was higher & duration of hospitalization was longer in the placebo arm  Both 10 mg & 25 mg group met primary endpoint with statistical significance  Risk of exacerbation over six months reduced by 42% for 10 mg group, 38% for 25 mg group

                             256 Pts(~85 pts/arm)  1,620 Pts(540 pts/arm)    80% for a 40% reduction  90% for a 30% reduction    1.37 (actual)1.2 (planned)  1.2    Consistent  Consistent    6 months  12 months    Time to first exacerbation  Rate of pulmonary exacerbation    Rate of pulmonary exacerbation  Time to first exacerbation

   Clinic visits week 4, 16, 28, 40, 52(EOT) and 56 (EOS)Phone visits week 10, 22, 34 and 46  Stratified by:Geographic regionPseudomonas aeruginosa on sputum cultureNumber of prior PEs (2, or ≥3) in previous 12 months        Off treatment 4 weeks  25 mg    10 mg              Treatment period 52 weeks        Baselineday 1randomization  EOTday 364  EOSday 392  Up to 6 weeks    1:1:1  EOS, end of study; EOT, end of treatment; QD, once daily; PE, pulmonary exacerbation  40 Countries  ~460 sites  Patient Enrollment Initiated December 2020

The Unmet Need in Bronchiectasis

NO AVAILABLE TREATMENT OPTIONS FOR 1.7M – 6M DIAGNOSED BRONCHIECTASIS PATIENTS

Total Diagnosed BE Patients

~340K – ~520K *	U.S.
~350K – ~500K **	European 5†
~1M to ~5M	Asia-Pacific◊
~1.7M – 6M	TOTAL

Additional Market Opportunity


COPD
BE
Asthma

Between **650K – 9M COPD patients in the US** (4%[1]-54%[2]) may also have bronchiectasis

Between **450K – 675K asthma patients in the US** (2%-3%[3]) may also have bronchiectasis

*Weycker, et al. Prevalence and incidence of NCFBE among US adults in 2013. Chronic Respiratory Disease. 2017;
**Estimates suggest broadly similar per capita prevalence in European 5 as in US; ◊ Studies indicate lack of consensus on prevalence rates. Asia Pacific rates 3X to ~10X higher than those in the US; Zhou, YM et al. The prevalence and risk factors of bronchiectasis in residents aged 40 years old and above in seven cities in China. 2013
† European 5 comprised of France, Germany, Italy, Spain and the United Kingdom

1. Agusti, A., Calverley, P.M., Celli, B. et al. Characterisation of COPD heterogeneity in the ECLIPSE cohort. Respir Res. 2010; 11:122
2. Ni, Y., Shi, G., Yu, Y. et al. Clinical characteristics of patients with chronic obstructive pulmonary disease with co morbid bronchiectasis: a systematic review and meta analysis. Int J Chron Obstruct Pulmon Dis. 2015; 10: 1465–1475
3. Kang HR, Choi GS, Park SJ, et al. The effects of bronchiectasis on asthma exacerbation. Tuberc Respir Dis (Seoul). 2014;77(5):209 214.

insmed

17

           Bronchiectasis to Potentially Serve as ‘Launch Pad’ for Neutrophil-mediated Portfolio        Additional indications identified, to be announced in 1Q 2022  On track to release data in 2022

   TPIP is an investigational drug product that has not been approved for any indication in any jurisdiction.

 Prostanoidshave long beena cornerstone therapy for PAH, but clinical use has faced challenges related to rapid metabolism anddose-limiting tolerability issues  TPIP could address the shortcomings of existing prostanoid therapies by potentially:Providing prolonged, localized pulmonary vasodilationOffering improved tolerability, with fewerprostanoid-related side effectsEnabling higher dosing for superior efficacy with the potential for disease- modifying effectSimplifying dosing with once daily administration

       TPIP* is a dry powder formulation of treprostinil palmitil, a prodrug of the prostacyclin vasodilator treprostinilOnce delivered to the lung, treprostinil palmitil is hydrolyzed by endogenous esterases to active treprostinilThe inhalation device is a simple capsule-based dry powder inhaler (DPI) device manufactured by Plastiape and used with several approved products  *Previously, treprostinil palmitil was formulated as a nebulized suspension (treprostinil palmitil inhalation suspension, or TPIS)  TPIP is an investigational drug product that has not been approved for any indication in any jurisdiction.

TPIP at High Dose

SHOWED SUPERIOR EFFECT OVERALL IN THE SUGEN-HYPOXIA RAT MODEL FOR PAH

Parameter value = (Value – Value of Normal) / (Value of Vehicle – Value of Normal)

Fulton Index = weight ration Right Ventricle / (Left Ventricle + Septum)

Pulmonary Pressure
mean Pulmonary Arterial Pressure

Obliteration
% of non-obliterated vessels

Wall thickness
Small vessel wall thickness

Muscularization
% of muscularized vessels

Cardiac Output
amount of blood pumped by the heart per minute



Normal
TPIP LD
TPIP HD
TRE INH
TRE IV
Selexipag
Vehicle
Obliteration
Wall thickness
Muscularization
Pulmonary Pressure
Fulton Index
Cardiac output
1
0.8
0.6
0.4
0.2
0

insmed
22

                             Supports the potential for improved tolerability,efficacy and convenience  Safety profile was generally well tolerated, AEs were mild and consistent with inhaled prostanoidTolerability was improved with an up-titration approachFindings suggest TPIP may be safely dosed at nominal doses far in excess of TyvasoPK supports development of TPIP with once daily dosingTPIP showed substantially lower Cmax and longer half-lifethan that of TyvasoFuture studies would use an up-titration dosing schedule to the maximum individual tolerated dose exceeding 600 µg once daily  from TPIP Phase 1 study

   Phase 2aData expected in 1H 2022  Phase 2bSite initiation complete (late 2021)      PAH    PH-ILD  Phase 2Study initiation expected early 2022

       IV or Subcutaneous  Inhaled (nebulized)  Oral  Oral  Inhaled(dry powder)    Continuous  4x per day  2x or 3x per day  2x per day  Once daily    Yes  Yes  Yes  Yes  To be evaluated in Phase 2 (encouraging preclinical & P1 data)    Yes  Yes  Yes  Yes      No  No  Yes(but only as add-onto monotherapy)  Yes  To be evaluated in Phase 3 (encouraging Preclinical & P1 data)    No data  Yes  No data  No data  To be evaluatedin Phase 2

Components of the Insmed Research Engine

POTENTIAL BENEFITS OF PILLAR 4

Protein De-immunization	Gene Therapy	Gene Editing	Breakthrough Protein Manufacturing
Therapeutic proteins	Reduce viral load	In-vivo gene editing	End-to-end capabilities
Viral capsids	Improve safety	Corrective transgenes	Reduced costs
Transgenes	Target rare monogenic diseases		Higher yields
Enzymes			Large scale production

Targeting 1 new IND / Year

Plans to accelerate following anticipated successful data from Pillars 1-3 insmed

27

   Based on current expectations, this capital supports major data readouts  as of 9/30/21  as of 9/30/21    *Excludes stock options, unvested RSUs, shares underlying outstanding convertible notes, and any shares to be issued pursuant to future milestones achieved related to recent business acquisitions

       Completed enrollment in WILLOW    launch  NEJM publication of WILLOW data  Positive preclinical data & initiated clinical studies      Development in additional indications  Advance into P2b for PAH      Japan launch(underway)  IND readycandidate    PAH P2a data and PH-ILD P2  trial initiation  PK/PD data in P2 for CF  Advance development in additional indications  Top 10 Launch

     investor.relations@insmed.com 646-351-0954      We are committed to bringing forth technologies and medicines  in therapeutic areas with thegreatest potential to make adifference in patients’ lives.  30

             Approval has been granted in the U.S., EU, and Japan for ARIKAYCE  US 4 patents issued to 2034Japan, EU, Australia, China counterpart patents issued to 2034  US, Europe, Japan, Chinain-licensed compound patent exclusivity until 2035  U.S. multiple issued patents to2035 12-year regulatory exclusivityEU patent to 203510-year regulatory exclusivityJapan patent exclusivity to 2035

           300kg capacity  2mm capacity              50g capacity  10,000 capsules capacity              200L capacity          To come online450L capacity

   Stratified by Pseudomonas aeruginosa on sputum culture and use of macrolides  EOS, end of study; EOT, end of treatment; NE, neutrophil elastase; ppFEV1, percent predicted forced expiratory volume in 1 second; QD, once daily. Phase 2 WILLOW Study: NCT03218917  Clinic visits day 1, week 2, week 4,8, 12, 16, 20 and 24/EOT                    25 mg      10 mg              Baseline day 1randomization  EOT EOSday 169 day 197 ± 3    1:1:1  Time to first exacerbation over 24 weeks in patients with non-cystic fibrosis bronchiectasis (NCFBE)    Pulmonary exacerbation rate over 24 weeks  Change in QOL-Bronchiectasis questionnaire respiratory symptoms domain over 24 weeks  Change in post-bronchodilatorppFEV1 over 24 weeks  Change in sputum NE activity from pretreatment to on- treatment  Off treatment 4 weeks  Treatment period 52 weeks        Up to 6 weeks

                 10 mg  25 mg  p-value ^  0.027  0.044  Hazard Ratiop-value ^  0.580.029  0.620.046  Brensocatib was generally well- tolerated in the WILLOW studyMost common adverse events (AEs) in patients treated with Brensocatib were cough, headache, sputum increase, dyspnea, fatigue, and upper respiratory tract infection      10 mg  25 mg  Rates of (AEs) leading todiscontinuation  10.6%  7.4%  6.7%  Rates of adverse events of special interest (AESIs)        Periodontal disease  2.4%  7.4%  10.1%  Hyperkeratosis  0%  3.7%  1.1%  Infections that were considered AESIs  18.8%  16.0%  16.9%  With documented history of ≥2 pulmonaryexacerbations in prior 12 months  Randomized 1:1:1 Double Blind 256 Patients  Screening up to 6 weeks for sputum evaluation and periodontal evaluation  10 mg once daily  25 mg once daily  Primary Efficacy: Time to first pulmonary exacerbationSecondary Efficacy:Rate of pulmonary exacerbations*Change in the Respiratory Symptoms DomainScore of the Quality of LifeBronchiectasis questionnaire Change in post-bronchodilator FEV1Change in concentration of active neutrophil elastase in sputumSafety: Tolerability (e.g., AEs and AEs of specialinterest – infection, skin, and periodontal conditions)

               a Exacerbations cited by investigator as primary reason for hospitalization.  8.0%  6.1%  4.6%  0%  2%  4%  6%  8%  10%            Patients (%)  10.1  7.0  6.5  0  2  4  6  8  10  12  Days (N)  Exacerbation- related hospitalization rates was higher & duration of hospitalization was longer in the placebo arm

           Chalmers et al, ERS International Congress 2020, 7-9 September. RCT4135 BSI, bronchiectasis severity index; FEV1, forced expiratory volume in 1 secondaBulgaria/Poland

 Chalmers et al, ERS International Congress 2020, 7-9 September. RCT4135

                 3 (3.5)  3 (3.7)  4 (5.5)    9 (10.6)  6 (7.4)  6 (6.7)    19 (22.4)  11 (13.6)  10 (11.2)            9 (10.6)  5 (6.2)  4 (4.5)    3 (3.5)  0  4 (4.5)    67 (78.8)  75 (92.6)  74 (83.1)            10 (11.8)  15 (18.5)  12 (13.5)    3 (3.5)  8 (9.9)  12 (13.5)    6 (7.1)  9 (11.1)  9 (10.1)    2 (2.4)  3 (3.7)  9 (10.1)    9 (10.6)  5 (6.2)  4 (4.5)    9 (10.6)  5 (6.2)  3 (3.4)  *Treatment emergent adverse event

       1.1. Idiopathic PAH (IPAH)  1.2. Heritable  1.2.1. BMPR2  1.2.2. ALK1, ENG, SMAD9, CAV1, KCNK3  1.2.3. Unknown  1.3. Drug- and toxin-induced  1.4. Associated with  1.4.1. Connective tissue diseases  HIV infectionPortal hypertensionCongenital heart diseasesSchistosomiasis1’ Pulmonary veno-occlusive disease and / or pulmonary capillary hemangiomatosis1’ Persistent pulmonary hypertension ofthe newborn      Chronic obstructive pulmonary diseaseInterstitial lung diseaseOther pulmonary diseases with mixedrestrictive and obstructive patternSleep-disordered breathingAlveolar hypoventilation disordersChronic exposure to high altitudeDevelopmental abnormalities  2.1. Left ventricular systolic dysfunction  2.2. Left ventricular diastolic dysfunction  2.3. Valvular disease  2.4. Congenital/acquired left heart inflow/  outflow tract obstruction and congenital  cardiomyopathies      Hematologic disorders: chronic hemolytic anemia, myeloproliferative disorders, splenectomySystemic disorders: sarcoidosis, pulmonary histiocytosis: lymphangioleiomyomatosisMetabolic disorders: glycogen storage disease, Gaucher disease, thyroid disordersOthers: tumoral obstruction, fibrosing mediastinitis, chronic renal failure, segmental PH

       M. R. Corboz, et al. (2017) J. Pharmacol. Exp. Ther. 363:348–357.      10XCmax                                                              0.01  0.1  101  100  1000  10000  0  5  10  15  20  25  Lung TRE eq (ng/g)  Time (h)              Treprostinil Palmitil 42 μg/kg Treprostinil Palmitil 108 μg/kg Treprostinil 215 μg/kg  Treprostinil Palmitil  Treprostinil    Inhaled TP    Inhaled TP  Inhaled TPInhaled TP    Plasma TRE (ng/mL)  Treprostinil Palmitil      Treprostinil Palmitil    Treprostinil      Treprostinil    F.G. Leifer et al. (2018) Drug Res 68: 1-10

                   Cmax (ng/mL)  0.089  0.958  AUC0-24(ng*h/mL)  0.614  0.872  Tmax (h)  1.02  0.258  T1/2 (h)  5.69  0.485  Han et al. (2016) Single-Dose Pharmacokinetics of C16TR for Inhalation (INS1009) vs Treprostinil Inhalation Solution. ERS International Congress, September 3-7, London, United Kingdom, abs 3505 (poster PA2303).          Substantially lowerCmax than Tyvaso®Persistent plasma levels of drug beyond 12 hours consistent with sustained release    Plasma Treprostinil Concentration (ng/mL)    Time Since Dose (h)

         225 µg  QD×7 days  6 subjects    QD×7 days  2 subjects            112.5 µg  6 subjects  225 µg  6 subjects  450 µg  6 subjects      675 µg  6 subjects    2 subjects        112.5 µg  QD ×4 days  } 6 subjects  225 µg  QD ×3 days      QD×7 days  2 subjects    Informed by prior TPIS Phase 1 study  All doses were administered using 112.5 µg capsulesTPIS: Treprostinil Palmitil Inhalation Solution TPIP: Treprostinil Palmitil Inhalation Powder QD: Quaque Die or Once-a-day                  Assessing safety, tolerability and pharmacokinetics of TPIP in healthy volunteersExploring dose range & identifying potential dose limiting toxicities

     * Moderate TEAEs: 225 µg – 1 subject with nausea and vomiting; 675 µg – 2 subjects with hypotension, 1 subject with chest discomfort, low oxygen saturation and dyspneaIncludes all AEs that occurred in more than two subjects, as well as others of interest          TEAEs were Consistent with Inhaled Prostanoid and Mostly Mild                      6 (100)  6 (100)  6 (100)  6 (100)  2 (100)  26 (100)      4 (66.7)  3 (50.0)  4 (66.7)  6 (100)  0 (0.0)  17 (65.4)      0 (0.0)  1 (16.7)  0 (0.0)  3 (50.0)  0 (0.0)  4 (15.4)                      1 (16.7)  1 (16.7)  2 (33.3)  3 (50.0)  0 (0.0)  7 (26.9)      0 (0.0)  1 (16.7)*  2 (33.3)  1 (16.7)  0 (0.0)  4 (15.4)      0 (0.0)  1 (16.7)  1 (16.7)  2 (33.3)*  0 (0.0)  4 (15.4)      0 (0.0)  0 (0.0)  1 (16.7)  1 (16.7)  0 (0.0)  2 (7.7)      0 (0.0)  1 (16.7)*  0 (0.0)  0 (0.0)  0 (0.0)  1 (3.8)                      2 (33.3)  2 (33.3)  3 (50.0)  4 (66.7)  0 (0.0)  11 (42.3)      2 (33.3)  2 (33.3)  1 (16.7)  0 (0.0)  0 (0.0)  5 (19.2)      1 (16.7)  0 (0.0)  1 (16.7)  1 (16.7)*  0 (0.0)  3 (11.5)      0 (0.0)  0 (0.0)  0 (0.0)  1 (16.7)*  0 (0.0)  1 (3.8)      0 (0.0)  0 (0.0)  0 (0.0)  1 (16.7)  0 (0.0)  1 (3.8)

     * Moderate TEAEs: 225 µg – 1 subject with chest discomfort (subject discontinued day 2), 1 subject with throat irritation (day 2-7), 1 subject with syncope (day 1)Includes all AEs that occurred in more than two subjects, as well as others of interest                                      5 (83.3)  6 (100)  4 (100)  15 (93.8)    6 (100.0)  4 (66.7)  2 (50.0)  12 (75.0)    3 (50.0)  0 (0.0)  0 (0.0)  3 (18.8)              4 (66.7)  2 (33.3)  0 (0.0)  6 (37.5)    3 (50.0)  1 (16.7)  0 (0.0)  4 (25.0)    2 (33.3)  1 (16.7)  0 (0.0)  3 (18.8)    1 (16.7)*  0 (0.0)  0 (0.0)  1 (6.3)    1 (16.7)  0 (0.0)  0 (0.0)  1 (6.3)    1 (16.7)  0 (0.0)  0 (0.0)  1 (6.3)    0 (0.0)  0 (0.0)  0 (0.0)  0 (0.0)              6 (100.0)  1 (16.7)  2 (50.0)  9 (56.3)    1 (16.7)*  0 (0.0)  0 (0.0)  1 (6.3)    1 (16.7) 1 (16.7)*  2 (33.3)  0 (0.0)  4 (25.0)  Lower TEAEFrequency with Titration  and Mostly Mild

Market Opportunity

UNITED THERAPEUTICS' VIEWPOINT… BUILDING ON THEIR PRECEDENT

Innovate	Grow	Expand

Current PAH Landscape

Prevalence of PH[1]
WHO Group 1[2]

[in U.S. as of 2019]



6%
FC IV[3]
35%
FC III[3]
17%
FC I[3]
PAH
Patients
42%
FC II[3]

>45,000 Patients in U.S.

New PH Opportunities

Prevalence of PH ILD[4]
& PH COPD[5] in WHO Group 3[2]

[in U.S. as of 2019]



~30,000
PH ILD
~100,000
PH COPD
PAH
Patients

>130,000 Patients in U.S.

Opportunities Beyond PH

Prevalence of Chronic Fibrosing ILD[2]

[in U.S. as of 2019]



>100,000
CHRONIC
FIBROSING ILD
Chronic
Fibrosing ILD
Patients

>100,000 Patients in U.S.

insmed

Slide information sourced from United Therapeutics November 2020 Corporate Presentation

[1] PH – Pulmonary Hypertension [2] Estimated patient populations based on United Therapeutics internal market research [3] The World Health Organization (WHO) created a system of four functional classes (FC) for patients with PAH. Class I means fewer symptoms and less restriction of activity. Class I symptoms are considered the least severe, and Class IV symptoms the most severe. [4] ILD=Interstitial Lung Diseases. [5] COPD] Chronic Obstructive Pulmonary Disease

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